                                                                    EXHIBIT 99.2
                                SUPPORT AGREEMENT

         SUPPORT AGREEMENT, dated as of April 15, 2000 (this "Agreement"), among BERNARD HODES GROUP INC., a Delaware corporation ("BHA"), HEADHUNTER.NET, INC., a Georgia corporation (the "Company"), ITC HOLDING COMPANY, INC., a Delaware corporation ("ITC"), and ROBERT M. MONTGOMERY, JR., an individual ("Montgomery" and collectively with ITC, the "Supporting Shareholders").

         A. BHA, the Company and ITC have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, that Asset Sub will merge (the "Merger") with and into Merger Sub.

         B. The Merger is conditioned on the approval of the holders of a majority of the common stock, par value $0.01 per share, of the Company (the "Company Common Shares").

         C. As of the date hereof, ITC and Montgomery are the record owners of, and have the exclusive right to vote, 5,083,333 and 305,000 Company Common Shares, respectively.

         D. The Supporting Shareholders have agreed to enter into this Agreement governing the voting of the Company Common Shares now or hereafter held of record by the Supporting Shareholders on the record date announced by the Company to determine the shareholders entitled to vote on the approval of the issuance of the Company's securities in the Merger (other than any shares disposed of in accordance with Section 2), including, without limitation, any Company Common Shares that the Supporting Shareholders may acquire pursuant to a stock dividend, stock split, recapitalization, combination or other transaction or upon the exercise of any options or warrants to acquire Company Common Shares described on Schedule I hereto or otherwise (as the same may be adjusted in the manner described above) (the "Shares").

         E. As a condition and inducement to BHA's and the Company's willingness to enter into the Merger Agreement, BHA and the Company have requested that the Supporting Shareholders agree, and the Supporting Shareholders have agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Voting of Shares. As long as this Agreement has not terminated in accordance with Section 7(a), the Supporting Shareholders will cause the Shares to be voted at any meeting of the shareholders of the Company (and at any and all postponements and adjournments thereof), however called, and in any action by written consent of the shareholders of the Company (i) to approve the issuance of the Company Common Shares in the Merger, and any other matter that could reasonably be expected to facilitate the Merger and (ii) against any Adverse Proposal. For purposes of this Agreement, "Adverse Proposal" means (i) any Takeover Proposal, (ii) any proposal by any Person to change the composition of a majority of the Board of Directors of the Company, except as expressly provided in the Merger Agreement or (iii) any action, proposal or agreement that could result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement, which could result in any of the conditions set forth in
Section 11.1 or Section 11.2 of the Merger Agreement not being fulfilled prior to the date that is 120 days after the initial filing date of the Registration Statement in connection with the Merger, or which could otherwise materially frustrate, prevent or delay the consummation of the transactions contemplated by the Merger Agreement.

         2. Limitations On Disposition or Encumbrance of Shares. Each of the Supporting Shareholders hereby agrees that it will not, and will not offer or agree to, sell, transfer, tender, assign, hypothecate or otherwise dispose of, directly or indirectly ("Transfer"), the Shares, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on its voting rights, charge or other encumbrance of any nature whatsoever with respect to the Shares (other than those which exist as of the date hereof) unless (i) in connection with any Transfer of Shares effected pursuant to a privately negotiated transaction or series of transactions, the Supporting Shareholders have obtained the agreement of such transferee(s) to be bound by the terms of this Agreement in a manner reasonably acceptable to BHA or
(ii) such Transfer is made pursuant to the volume limitations and other requirements set forth in Rule 144 promulgated under the Securities Act.

         3. Reliance by BHA. The Supporting Shareholders understand and acknowledge that BHA is entering into the Merger Agreement in reliance upon the Supporting Shareholders' execution and delivery of this Agreement and the Supporting Shareholders' representations, warranties and covenants contained herein.

         4. Non-Interference. The Supporting Shareholders will not, except as permitted by this Agreement, (i) grant any proxies or powers of attorney with respect to any of the Shares, (ii) deposit any of the Shares into a voting trust or enter into a voting agreement with respect to the Shares, or (iii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing the Supporting Shareholders from performing their respective obligations under this Agreement.

         5. Representations and Warranties of the Supporting Shareholders. Each of the Supporting Shareholders hereby represents and warrants to BHA and the
Company:

                  (a) Authority. It has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by it have been duly and validly authorized by all necessary action on its part. This Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership or similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

                  (b) No Conflict. The execution and delivery of this Agreement by each Supporting Shareholder does not, and the performance of this Agreement by it will not, (i) require any Consent or Permit of, or filing with or notification to (other than pursuant to the Securities
         Laws), any Regulatory Authority, (ii) conflict with any Law, Order or agreement applicable to it or by which it or any of its property or asset is bound, or (iii) result in the creation of a Lien on any of the Shares pursuant to any note, bond, mortgage, indenture, Contract, lease, license, Permit, franchise or other instrument or obligation to which it is a party or by which the Shares are bound.

                  (c) Title to the Shares. The Shares and other securities set forth on Schedule I hereto are all the securities of the Company owned, either of record or beneficially, by the Supporting Shareholders. Except for any restrictions arising under this Agreement, the Supporting Shareholders own all the Shares free and clear of all Liens, options, rights of first refusal, agreements, limitations on their voting rights, charges and other encumbrances of any nature whatsoever which would prohibit the voting agreement contained herein, and the Supporting Shareholders have not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares.

         6. Representations and Warranties of BHA and the Company. Each of BHA and the Company, severally and not jointly, hereby represents and warrants to the Supporting Shareholders with respect to itself only as follows:

                  (a) Authority. It has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by it have been duly and validly authorized by all necessary action on its part. This Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership or similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

                  (b) No Conflict . The execution and delivery of this Agreement by it does not, and the performance of this Agreement by it will not,
         (i) require any Consent, Permit of, or filing with or notification to (other than pursuant to the Securities Laws), any Regulatory Authority,
         (ii) conflict with or violate its constituent documents, (iii) conflict with or violate any Law, Order or agreement applicable to it or by which it or any of its property or assets is bound, or (iii) result in the creation of a Lien on any of its property pursuant to any note, bond, mortgage, indenture, Contract, lease, license, Permit, franchise or other instrument or obligation to which it is a party or by which its properties are bound.

                  7.  Miscellaneous.

                  (a) Termination. This Agreement will terminate and will have no further force or effect as of the Termination Date. For the purposes of this Agreement, "Termination Date" means the earliest of (i) the termination of the Merger Agreement in accordance with Section 12.1 or
         (ii) the Effective Time. Notwithstanding the foregoing, the representations and warranties of the parties in this Agreement shall survive until the six month anniversary of the Termination Date.

                  (b) Expenses. Except as otherwise provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement will be paid by the party incurring such expenses.

                  (c) Enforcement. The parties hereto agree that (i) irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and (ii) the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms hereof, in addition to any other remedy to which they may be entitled at law or in equity. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by any party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  (d) Entire Agreement. This Agreement, together with the Merger Agreement and the other agreements contemplated thereunder, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  (e) Assignment. This Agreement may not be assigned, by operation of law or otherwise, without the prior written consent of the parties, and any such assignment or delegation that is not consented to will be null and void.

                  (f) Obligations of Successors; Parties in Interest. This Agreement will be binding upon, inure solely to the benefit of, and be enforceable by, the successors and permitted assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to or will confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  (g) Amendment; Waiver. This Agreement may not be amended or changed except by an instrument in writing signed by the parties hereto. Any party hereto may (i) extend the time for the performance of any obligation or other act of any other party hereto, (ii) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any agreement or condition contained herein. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                  (h) Severability. The validity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement, which will remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

                  (i) Notices. All notices, requests, claims, demands and other communications hereunder will be in writing and may be given (and will be deemed to have been duly given only upon actual receipt) by delivery in person, by fax, by overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as may be specified in a notice given in accordance with this Section 7(i)):

                           (1)      If to BHA:

                                    Bernard Hodes Group Inc.
                                    555 Madison Avenue
                                    New York, New York  10022
                                    Attention: Chief Executive Officer
                                    Fax No.: (212) 486-4049

                                    with a copy to:

                                    Jones, Day, Reavis & Pogue
                                    599 Lexington Avenue
                                    New York, New York  10022
                                    Attention: Thomas W. Bark, Esq.
                                    Fax No.: (212) 755-7306

                            (2)     If to ITC:

                                    ITC Holding Company, Inc.
                                    3300 20th Avenue
                                    P.O. Box 20
                                    Valley, Alabama  36854
                                    Attention: Chief Executive Officer
                                    Fax No.: (706) 643-5067

                                    with a copy to:

                                    Kimberly E. Thompson, Esq.
                                    4717 Dolphin Lane
                                    Alexandria, Virginia 22309
                                    Fax No: (703) 619-9720

                           (3)      If to the Company:

                                    HeadHunter.NET, Inc.
                                    333 Research Court, Suite 200
                                    Norcross, Georgia  30092
                                    Attention: Chief Executive Officer
                                    Fax No.: (770) 349-2401

                                    with a copy to:

                                    Alston & Bird LLP
                                    1201 West Peachtree Street
                                    Atlanta, Georgia  30309-3424
                                    Attention: J. Vaughan Curtis, Esq.
                                    Fax No: (404) 881-7777

                           (4)      If to Montgomery:

                                    Robert M. Montgomery, Jr.
                                    c/o HeadHunter.NET, Inc.
                                    333 Research Court, Suite 200
                                    Norcross, Georgia 30092
                                    Fax No.: (770) 349-2401

                                    with a copy to:

                                    Alston & Bird LLP
                                    1201 West Peachtree Street
                                    Atlanta, Georgia 30309-3424
                                    Attention:  J. Vaughan Curtis, Esq.
                                    Fax No.:  (404) 881-7777

                  (j) Governing Law; Consent to Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of Georgia (regardless of the laws that might otherwise govern under applicable Georgia principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies. Each of BHA, ITC, Montgomery and the Company (i) irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Delaware in any action or proceeding arising out of or related to this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement in any court other than a federal or state court sitting in the State of Delaware. Each of BHA, ITC, Montgomery and the Company irrevocably consents to the service of process which may be served in any such action or proceeding by certified mail, return receipt requested, by delivering a copy of such process to such Person at the address specified herein or by any other method permitted by law.

                  (k) Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

                  (l) Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original, but all of which taken together will be one and the same agreement.

                  (m) Defined Terms. Capitalized terms used herein that are not otherwise defined herein have the meanings set forth in the Merger Agreement.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, BHA, ITC, Montgomery and the Company have duly executed this Agreement as of the date first written above.


                                    BERNARD HODES GROUP INC.


                                             By:  /s/ Randall J. Weisenburger
                                                -----------------------------
                                             Name:    Randall J. Weisenburger
                                             Title: Duly Authorized


                                    ITC HOLDING COMPANY, INC.


                                             By:  /s/ Kimberley E. Thompson
                                                -----------------------------
                                             Name:    Kimberley E. Thompson
                                             Title: Senior Vice President


                                    ROBERT M. MONTGOMERY, JR.


                                    /s/ Robert M. Montgomery, Jr.
                                    -----------------------------


Until the Termination Date, the undersigned acknowledges and agrees not to register the transfer of the Shares other than in accordance with Section 2 of this Agreement.


HEADHUNTER.NET, INC.


         By:  /s/ Robert M. Montgomery, Jr.
            ----------------------------------
         Name:   Robert M. Montgomery, Jr.
         Title: President and Chief Executive
                Officer

                                   SCHEDULE I

                           SHARES BENEFICIALLY OWNED


         1. ITC Service Company, a wholly owned subsidiary of ITC Holding Company, Inc. ("ITC") holds a warrant to purchase up to 416,667 Company Common Shares.

         2. Three directors of the Company, who are also current or former officers of ITC, have assigned to ITC the benefits of the stock options granted to each of them to purchase up to 10,000 Company Common Shares.

         3. Mr. Montgomery holds options to purchase up to 310,000 Company Common Shares.